Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft-Leominster Value Fund

&

Croft-Leominster Income Fund

ANNUAL REPORT

April 30, 2007

June 30, 2007

Dear Shareholder:

The Croft-Leominster Value Fund continues to employ our value-oriented and somewhat contrarian investment philosophy in an effort to provide above average returns for our shareholders.  Our strategy is based on the generation of stock ideas that lead to committed investments for the long term.  We find undervalued stocks with varying market capitalizations that generally tend to fall into one of three categories: 1) companies that have a potential catalyst for appreciation that the market has not fully valued; 2) companies that have price-to earnings (P/E) ratios lower than the market, but we believe will have good long-term growth rates and 3) contrarian ideas, which occur when a company has fallen out of favor with the market but still has good underlying prospects.

Over the past 6 months we have opportunistically added to existing holdings and initiated new positions in equities that we believe are trading at a discount to their intrinsic value.

We added to our position in American International Group (P/E 10x 2008), one of the largest insurers in the world.  AIG generates significant excess cash flow beyond that which is needed to reinvest for growth.  Management has committed to an $8 billion share repurchase program, $5 billion of which will be completed in 2007.  We believe that AIG can grow earnings at approximately 10% per year over time, which would likely lead to an increase in the shares’ price to earnings multiple.

Earlier this year we added to our position in Lincare Holdings Inc. (P/E 13.5x 2008) , the largest provider of home respiratory services in the U.S.  Lincare’s operating margins are over twice the industry average; this has allowed the firm to make highly accretive acquisitions with regularity.  In 2005, Medicare reduced reimbursements for home oxygen care, leading to bankruptcies among Lincare’s less efficient competitors. Beginning in 2007, Medicare will end fixed-price reimbursement and introduce competitive bidding and price competition for the first time.  Lincare will benefit, as the firm’s superior margins will allow for pricing that competitors will be unable to match.  We believe that LNCR has adjusted to the more difficult Medicare reimbursements and will resume strong double-digit earnings growth via 10% organic growth augmented by timely acquisitions.

We also initiated a position in WESCO International (P/E 11x 2008), one of the largest electrical distributors in the U.S.  We expect WCC earnings per share to grow at a rate of 20% or better through 2009 driven by strong non-residential construction, utility spending, margin expansion via cost-cuts and mix shift, and opportunistic acquisitions.  The firm generates excellent free cash flow and has announced a $400 million share buyback program which at the current share prices equates to 12% of shares outstanding.

We have also initiated positions related to broadband Internet adoption and the increased network traffic that we expect will be generated.  Increasing demand for video over the Internet, the build out of wide area municipal and corporate Wi-Fi networks, and Voice over Internet Protocol (VoIP) should drive a four to six-fold average annual increase in network traffic, up from the annual increases in recent years.  As a result, we have made selected investments in the sector, including Verisign Inc., Amdocs Ltd., and Corning Inc.

We continue to hold investments in targeted areas of the energy sector, specifically the Canadian oil sands and North American natural gas.  We expect global oil supplies to remain tight due to declining spare capacity, increasing decline rates, higher costs, and the concentration of production in government owned companies.  175 billion barrels of oil are recoverable from the Canadian oil sands using current technology; they have the advantages of very low finding costs, decades-long reserve life, and a politically secure location.  Natural gas is becoming more difficult and more costly to find in North America.  Since the early 1990’s the number of wells drilled annually has tripled, yet production has remained flat.  We continue to hold shares in companies that stand to benefit from these trends, including Petrobank Energy and Resources,  OPTI Canada, Nexen Inc, Ultra Petroleum Corp., Bill Barrett Corp., and Penn West Energy Trust.

During the period we eliminated our position in Tyco International.  During the course of Tyco’s break-up process it became clear that separation costs would be much higher than originally anticipated and that recent poor operating performance would be exacerbated by the need for increased research and development spending.  With these factors taken into consideration the shares were fully valued and therefore we sold our position.

We believe that our investment philosophy is inherently risk adverse. We attempt to reduce risk with our bottom-up research philosophy by trying to find stocks selling for “80 cents on the dollar” and hold them as long term investments. This has resulted in tax efficiency and a relatively low turnover rate. The Fund remains diversified owning companies in 27 different industries.

Thank you for you investment in the Croft-Leominster Value Fund.

Sincerely,

Kent Croft

President

June 30, 2007

Dear Shareholder:

As of June 30, 2007, approximately 40% of the Income Fund’s assets are invested in short term, high-quality securities, such as U.S. Treasury Notes and high-grade commercial paper.  We believe this position is a necessary hedge against the downside risk of inflation and rising interest rates.

Over the last two and a half years the Federal Reserve Board has increased the Federal Funds rate in increments of 25 basis points, ultimately holding steady at 5.25%.  Commodity prices remained stable in the first half of 2007, which in turn alleviated inflationary pressures.  Thus far in 2007, the Consumer Price Index has increased at an annualized rate of 2.5% on average.   In a recent speech, Federal Reserve Chairman Bernanke stated that inflation was “ebbing,” but remains “somewhat elevated.”  The trend towards slower productivity growth, however, continues.  Non-farm productivity growth averaged 2.2% in 2005, 1.6% in 2006, and 1.0% in the first quarter of 2007.  Concurrently, the unemployment rate steadily declined from a high of 6.3% in June of 2003 to the most recent figure of 4.5%.  Low unemployment along with slowing productivity growth has historically led to higher wages and added inflationary pressure.  We believe that current asset allocation of the Income Fund reflects both the risks and the opportunities in the current interest rate environment.

As of June 30, 2007, the Income Fund had the following characteristics: net yield of approximately 4.8%, weighted average yield to maturity of 6.5%, weighted average duration (measure of sensitivity to interest rates) of 5.9 years, and weighted average maturity of 10.1 years. We continue to manage our credit risk through industry diversification and individual company analysis. We hold 66 corporate bond issues in 19 different industries. Additionally, 78 % of the Fund’s assets are rated investment grade.

Thank you for your investment in the Croft-Leominster Income Fund.

Sincerely,

Kent Croft

President

(Unaudited)

Cumulative Performance Comparison $10,000 Investment Since May 1, 1997*

Average Annual Total Returns
For the Periods Ended April 30, 2007
	Croft Value Fund	S&P 500 Index
1 Year	15.86%	15.23%
3 Year	17.35%	12.24%
5 Year	10.65%	8.52%
10 Year	9.49%	8.02%

Annual Fund Operating Expenses:

Operating Expenses

 1.76%

Less Waivers/Reimbursements*

 0.26%

Net Annual Fund Operating Expenses

1.50%

* The gross expenses shown in the table above are estimates from the November 6, 2006 Prospectus. The actual gross expense ratio for the Fund during the year ended April 30, 2007 was 1.66%.

* The Manager has contractually agreed to waive its fees and/or reimburse

Fund expenses through August 31, 2007 to limit Fund Total Operating

 Expenses to 1.50% for the Fund .

*This chart assumes an initial investment of $10,000 made on May 1, 1997.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end,

please call (800) 746-3322.

(Unaudited)

 Cumulative Performance Comparison $10,000 Investment Since May 1, 1997*

Average Annual Total Return
For the Periods Ended April 30, 2007

	Croft Income Fund	Lehman Brothers Int. Govt./ Corp. Bond Index
1 Year	6.27%	6.59%
3 Year	4.59%	3.58%
5 Year	7.41%	4.66%
10 Year	6.23%	5.91%

Annual Fund Operating Expenses:

Operating Expenses*

1.67%

Less Waivers/Reimbursements**

0.57%

Net Annual Fund Operating Expenses

1.10%

* The gross expenses shown in the table above are estimates from the November 6, 2006 Prospectus. The actual gross expense ratio for the Fund during the year ended April 30, 2007 was 1.66%.

** The Manager has contractually agreed to waive its fees and/or reimburse Fund expenses through August 31, 2007 to limit Fund Total Operating  Expenses to 1.10% for the Fund .

**This chart assumes an initial investment of $10,000 made on May 1, 1997.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Croft-Leominster Value Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Croft-Leominster Income Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

Investment Grade *
Non-Investment Grade
Not Rated
Not Rated
4%
Non-Investment
Grade
23%
Investment
Grade *
73%

	CROFT-LEOMINSTER VALUE FUND
	Schedule of Investments
	April 30, 2007

Shares/Principal Value		Value

COMMON STOCK - 88.88%

Aerospace/Defense - 0.84%
1,991	Boeing Co.	$ 185,163

Agricultural - 1.13%
6,251	CF Industries Holdings, Inc.	248,102

Aircraft & Parts - 1.12%
8,046	AAR Corp. *	245,725

Banks, Savings & Loan and Brokers - 1.59%
6,874	Bank of America Corp.	349,887

Building & Construction - 4.45%
2,900	Chicago Bridge & Iron Company +	100,427
2,658	Fluor Corp.	254,158
7,194	Foster Wheeler Ltd. *	495,163
2,752	Trinity Industries, Inc.	127,693
		977,441
Business Services - 1.06%
6,360	Amdocs Ltd. *	233,730

Cable TV & Cellular Telephone - 0.79%
3,016	General Cable Corp. *	173,239

Capital Equipment - 8.80%
4,190	Caterpillar, Inc.	304,278
5,013	Deere & Co.	548,422
3,512	Rockwell International Group	209,104
7,300	Terex Corp. *	568,305
4,527	United Technologies	303,898
		1,934,007
Consumer Nondurables - 2.01%
2,070	Altria Group, Inc.	142,664
3,653	Procter & Gamble Co.	234,925
3,602	Triarc Companies, Inc. Class A	63,755
		441,344
Consumer Services - 0.75%
2,192	Devry Inc.	72,314
1,920	McDonald's Corp.	92,698
		165,012
Containers & Paper - 0.45%
1,500	Packaging Corp	37,140
1,800	Pactiv Corp. *	62,244
		99,384
Energy & Energy Services - 0.18%
2,599	Pacific Ethanol, Inc. *	38,465

Financial Services - 4.47%
13,796	Amvescap Plc. +	327,103
4,062	Bank Of New York Co., Inc.	164,430
5,721	Citigroup, Inc.	306,760
3,322	E*Trade Financial Corporation *	73,350
4,595	Waddell & Reed Financial, Inc. Class A	111,291
		982,934
Forester Products - 3.84%
10,661	Weyerhaeuser Co.	844,564

Gas & Gas Transmission - 3.19%
5,035	Southern Union Co.	153,366
18,529	Williams Cos., Inc.	546,606
		699,972
Healthcare - 3.47%
3,178	Edwards Lifesciences Corp. *	155,722
3,512	Lincare Holdings, Inc. *	138,513
8,845	Qiagen N.V. *	156,822
5,874	United Healthcare Corp.	311,674
		762,731
Home Improvement Stores - 1.73%
12,464	Lowes Companies, Inc.	380,900

Hotels & Gaming - 0.40%
1,024	Harrah's Entertainment, Inc.	87,347

Industrial Goods - 4.66%
7,237	Baldor Electric Co.	285,065
1,699	Eaton Corporation	151,568
3,924	Perkinelmer, Inc.	94,961
2,725	USG Corp. *	125,759
5,803	Wesco International, Inc. *	366,576
		1,023,929
Insurance Agents,Broker & Services - 1.92%
13,278	Marsh & McLennan Cos., Inc.	421,709

International Oil & Gas - 5.93%
1,372	Canadian Natural Resources Ltd.	81,785
6,650	Nexen, Inc.	396,407
10,284	Opti Canada, Inc. Canadian *	206,194
22,583	Petrobank Energy & Resources, Ltd. Canadian *	457,757
23,598	UTS Energy Corporation *	103,831
1,680	Western Oil Sands, Inc. Class A *	56,186
		1,302,160
Life Insurance - 2.28%
1,492	Genworth Financial, Inc. Class A	54,443
4,695	Prudential Financial, Inc.	446,025
		500,468
Media & Entertainment - 4.38%
4,244	CBS Corp.	134,832
2,212	Liberty Media Capital Series A*	249,890
9,544	Liberty Media Interactive A *	238,886
7,513	Regal Entertainment Group Class B	163,408
4,267	Viacom, Inc. Class B *	176,014
		963,030
Multi-Industry - 5.94%
5,000	General Electric Co.	184,300
6,293	Honeywell, Inc.	340,955
3,543	ITT Corp.	226,079
4,427	Pentair, Inc.	142,284
1,445	Textron, Inc.	146,913
8,088	Tyco International, Inc.	263,911
		1,304,442
Natural Gas - 2.49%
4,735	Bill Barrett Corp. *	174,722
3,159	Ultra Petroleum Corp. *	179,178
6,444	Penn West Energy Trust	192,998
		546,898
Pharmaceuticals - 5.19%
1,652	Amgen, Inc. *	105,959
1,563	Cephalon, Inc. *	124,430
2,855	ICON Public Limited Co. * +	133,985
2,831	Johnson & Johnson	181,807
5,324	Pfizer, Inc.	140,873
8,188	Pharmaceutical Product Development	295,341
2,843	Wyeth	157,787
		1,140,182
Property & Casualty Insurance - 5.72%
7,858	Ace Ltd.	467,237
6,981	American International Group, Inc.	488,042
5,574	The Travelers Companies, Inc.	301,553
		1,256,832
Retail Stores - 1.22%
1,408	Sears Holding Corp. *	268,801

Specialty Chemicals - 2.36%
2,766	FMC Corp.	212,788
3,702	Minnesota Mining & Manufacturing. Co.	306,415
		519,203
Technology - 1.16%
4,150	Altera Corp. *	93,541
5,886	Verisign, Inc. *	160,982
		254,523
Telephones & Communications - 0.81%
7,470	Corning, Inc. *	177,188

Transportation - 1.23%
1,000	Burlington Northern, Inc.	87,540
2,886	Canadian National Railway Company	144,993
1,025	Kansas City Southern Industries, Inc. *	38,079
		270,612
Utilities - 3.32%
15,822	Aquila, Inc. *	65,345
4,142	Centerpoint Energy, Inc.	77,994
1,812	First Energy Services Co.	124,013
1,934	PG&E Corp.	97,860
2,043	Pinnacle West Capital Corp.	98,656
1,572	Sempra Energy	99,791
8,898	Sierra Pacific Resources *	162,477
		726,136

TOTAL FOR COMMON STOCK (Cost $15,276,149) - 88.88%		$ 19,526,060

COMMERCIAL PAPER - 2.28%
500,000	Sears Roebuck & Co., 5.35%, 08/14/2007	$ 500,000

TOTAL FOR COMMERCIAL PAPER (Cost $500,000) - 2.28%		$ 500,000

SHORT TERM INVESTMENTS - 8.80%
1,933,224	AIM Short-term Investment Prime Portfolio 5.24% ** (Cost $1,933,224)	1,933,224

TOTAL INVESTMENTS (Cost $17,709,373) - 99.96%		$ 21,959,284

OTHER ASSETS LESS LIABILITIES - 0.04%		9,372

NET ASSETS - 100.00%		$ 21,968,656

* Non-income producing securities during the period
+ American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at April 30, 2007.

The accompanying notes are an integral part of the financial statements.

	CROFT-LEOMINSTER INCOME FUND
	Schedule of Investments
	April 30, 2007

Shares/Principal Value		Value

CLOSED END MUTUAL FUNDS - 2.63%

Taxable Bond Funds - 2.63%
6,200	Alliance World Dollar Government Fund II	$ 86,428
9,600	Templeton Emerging Markets Income Fund	140,736
4,500	Western Asset Worldwide, Inc. Fund	62,910

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $227,527) - 2.63%		$ 290,074

CORPORATE BONDS AND NOTES - 58.63%

Accident & Health Insurance - 0.39%
40,000	Unumprovident Corp. , 7.625%, 3/01/11	42,732

Bituminous Coal & Lignite Surface Mining - 0.46%
50,000	Massey Energy Co., 6.625%, 11/15/10	50,500

Business Equipment - 0.50%
60,000	Pitney Bowes, Inc. 4.75%, 5/15/18	55,470

Cable TV & Cellular Telephone - 1.01%
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	111,810

Chemicals - 5.27%
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	72,150
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	176,250
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	82,965
100,000	Hanna (M.A.) Co. Notes, 6.580%, 2/23/11	90,750
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	31,014
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	30,000
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	97,763
		580,892
Containers & Paper - 1.74%
30,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	27,000
150,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	127,875
45,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	37,350
		192,225
Department Stores - 1.73%
185,000	JC Penney Corp. 8.125% 4/1/27	190,217

Electric & Gas Utilities - 1.59%
100,000	Dominion Resources, Inc. 6.250%, 6/30/12	104,340
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	70,611
		174,951
Electronic Instruments and Controls - 0.96%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	41,648
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	64,176
		105,824
Energy and Energy Services - 0.61%
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	67,555

Environmental Service/Pollution Control - 0.49%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	53,780

Federal & Federally-Sponsored Credit Agencies - 13.86%
75,000	Federal Home Loan Mortgage Corp., 6.100%, 11/7/21	74,040
150,000	Federal Home Loan Mortgage Corp., 5.500%, 7/28/15	148,320
121,000	Fannie Mae 4.00%, 12/18/14	112,832
100,000	Fannie Mae 4.50%, 12/18/17	93,590
90,000	Fannie Mae 4.50%, 5/28/15	86,004
110,000	Fannie Mae 4.73%, 4/8/11	108,449
105,000	Fannie Mae 4.81%, 6/30/16	101,157
200,000	Fannie Mae 5%, 7/24/18	192,000
120,000	Fannie Mae 5.00%, 7/2/18	115,272
158,000	Fannie Mae 5.00%, 7/23/20	149,263
125,000	Federal Farm Credit Bank 5.41 11/7/16	125,000
80,000	Federal Farm Credit Bank 5.41%, 11/7/16	77,400
30,000	Federal Home Loan Bank 4.50%, 6/12/13	30,600
121,000	Freddie Mac 4.55%, 3/15/18	113,171
		1,527,098
Financial Services - 1.77%
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	102,900
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	71,046
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	20,850
		194,796
Gas & Gas Transmission - 0.93%
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	102,790

Home Improvement Stores - 0.27%
30,000	Home Depot, Inc. 5.20%, 3/1/11	29,967

Home Lawn & Garden Equipment - 0.95%
100,000	Toro Company Debentures, 7.800%, 6/15/27	105,220

Hotels & Motels - 0.81%
100,000	Harrah's Operating Co., 6.500%, 6/1/16	89,250

Industrial Goods - 1.21%
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	74,827
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	58,785
		133,612
Insurance Agents, Brokers & Service - 1.06%
120,000	Marsh & McLennan Co. , 5.750%, 9/15/15	116,508

International Gas & Oil - 2.98%
175,000	Nexen, Inc. 5.05%. 11/20/13	169,785
150,000	Opti Canada, Inc. 8.25% 12/15/14 *	159,000
		328,785
Media & Entertainment - 1.93%
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	212,381

Miscellaneous Consumer Goods & Services - 1.03%
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	114,040

Miscellaneous Manufacturing Industries - 0.23%
25,000	Blyth, Inc., 7.90%, 10/1/09	25,812

Mobile Homes - 0.45%
50,000	Champion Enterprises, Inc., 7.625%, 5/15/09	49,875

Natural Gas Distribution - 0.90%
100,000	Panhandle Eastern Pipeline Senior Notes, 4.800%, 8/15/08	99,220

Paper & Paper Products - 1.82%
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	100,000
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	100,250
		200,250
Pipelines - 1.46%
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	161,010

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.52%
60,000	Albemarle Corp., 5.100%, 2/1/15	57,096

Printing & Publishing - 1.68%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	185,444

Radiotelephone Communications - 0.89%
95,000	Nextel Communications, Inc. , 7.380%, 8/1/15	98,031

Retail Stores - 0.88%
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	42,025
55,000	Sears Roebuck Co. , 7.500%, 10/15/27	55,424
		97,449
Security & Protection Services - 1.08%
115,000	L-3 Communications Corp. 7.625%, 6/15/12	119,025

Steel & Iron - 1.80%
185,000	Carpenter Technology 7.625%, 8/15/11	198,357

Steel Works, Blast Furnaces & Rolling Mills - 0.87%
91,000	U.S. Steel, LLC, Senior Notes, 10.750%, 8/1/08	96,014

Telephones & Communications - 3.66%
95,000	Alltel Corp. 7.875% Due 7/1/32	97,878
186,000	AT&T Corp Lib Med 8.25%, 2-01-2030	185,163
115,000	Motorola Inc 6.5%, 11/15/28	112,620
6,100	Nynex Corp Amort Debentures 9.55%, 5/1/10	6,420
		402,081
Tires - 0.77%
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	84,000

Wholesale-Computer & Peripheral Equipment & Software - 0.07%
7,000	IKON Office Solutions, 7.250%, 6/30/08	7,000

TOTAL FOR CORPORATE BONDS (Cost $6,199,910) - 58.63%		$ 6,461,067

COMMERCIAL PAPER - 25.40%
200,000	AIGFun, 5.02% 8/14/2007	200,000
200,000	AIGFun, 5.05% 8/14/2007	200,000
400,000	American Express Credit Corp., 5.00% 8/14/2007	400,000
400,000	General Electric Credit Corp., 5.08% 8/14/2007	400,000
400,000	HSBC, 5.05% 8/14/2007	400,000
400,000	LaSalle Bank Paper, 5.03% 8/14/2007	400,000
200,000	Sears Roebuck and Co., 5.35% 8/14/2007	200,000
200,000	Sears Roebuck and Co., 5.36% 8/14/2007	200,000
200,000	Toyota Credit Corp., 5.06% 8/14/2007	200,000
200,000	Toyota Credit Corp., 5.07% 8/14/2007	200,000

TOTAL FOR COMMERCIAL PAPER (Cost $2,800,000) - 25.40%		$ 2,800,000

SHORT TERM INVESTMENTS - 11.83%
1,303,900	AIM Short-term Investment Prime Portfolio 5.24% ** (Cost $1,303,900)	1,303,900

TOTAL INVESTMENTS (Cost $10,531,337) - 98.49%		$ 10,855,041

OTHER ASSETS LESS LIABILITIES - 1.51%		166,454

NET ASSETS - 100.00%		$ 11,021,495

* 144A Security-Security exempt from registration under Rule 144A of the Securities Act of 1933.  The securities may be resold in transactions exempt from registration typically only to qualied institutional buyers.  Unless otherwise indicated, these securities are not conisdered to be illiquid.

** Variable rate security; the coupon rate shown represents the yield at April 30, 2007.
The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER FUNDS
Statements of Assets and Liabilities
April 30, 2007

Assets:	Value Fund	Income Fund
Investments Securities, at Market Value (Cost $17,709,373 and $10,531,337)	$ 21,959,284	$ 10,855,041
Cash	500	21,000
Receivables:
Dividends and Interest	31,508	186,963
Shareholder Subscriptions	500	0
Prepaid Expenses	14,986	16,510
Total Assets	22,006,778	11,079,514
Liabilities:
Accrued Management Fees	19,765	15,483
Other Accrued Expenses	18,357	18,261
Dividends Payable	0	21,275
Payable for Shareholder Redemptions	0	3,000
Total Liabilities	38,122	58,019
Net Assets	$ 21,968,656	$ 11,021,495

Net Assets Consist of:
Paid In Capital	$ 17,468,469	$ 11,245,513
Accumulated Undistributed Net Investment Income	15,583	18,436
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	234,693	(566,158)
Unrealized Appreciation in Value of Investments Based on Cost - Net	4,249,911	323,704
Net Assets (30,000,000 shares authorized, $0.001 par value for Croft Funds
Corporation, which includes Croft-Leominster Value Fund & Croft- Leominster
Income Fund) for 905,265 and 1,094,535 Shares Outstanding	$ 21,968,656	$ 11,021,495

Net Asset Value and Offering Price Per Share	$ 24.27	$ 10.07

Short-term Redemption Price Per Share ($24.27 x .98 and $10.07 x .98)*	$ 23.78	$ 9.87

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 30 days.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER FUNDS
Statements of Operations
For the year ended April 30, 2007

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign witholding taxes of $169 and $0, respectively)	$ 150,743	$ 28,285
Interest	104,435	625,059
Total Investment Income	255,178	653,344

Expenses:
Advisory Fees (Note 3)	114,456	80,996
Transfer Agent and Fund Accounting Fees	30,298	30,075
Legal Fees	14,421	14,256
Audit Fees	14,201	14,301
Insurance Fees	11,884	11,799
Custody Fees	7,559	6,879
Registration Fees	6,150	6,200
Miscellaneous Fees	1,790	3,450
Printing and Mailing Fees	1,292	1,325
Trustee Fees	1,026	965
Total Expenses	203,077	170,246
Less: Fees Waived by the Advisor (Note 3)	(20,434)	(57,467)
Net Expenses	182,643	112,779

Net Investment Income	72,535	540,565

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	514,857	45,849
Net Change in Unrealized Appreciation on Investments	1,303,671	39,388
Net Realized and Unrealized Gain on Investments	1,818,528	85,237

Net Increase in Net Assets from Operations	$ 1,891,063	$ 625,802

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	4/30/2007	4/30/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 72,535	$ 11,820
Net Realized Gain on Investments	514,857	422,596
Unrealized Appreciation on Investments	1,303,671	1,630,765
Net Increase in Net Assets Resulting from Operations	1,891,063	2,065,181

Distributions to Shareholders From:
Net Investment Income	(56,952)	(25,396)
Realized Gains	(503,162)	(582,659)
Net Change in Net Assets from Distributions	(560,114)	(608,055)

Capital Share Transactions:
Proceeds from Sale of Shares	9,700,941	1,890,359
Shares Issued on Reinvestment of Dividends	543,897	587,197
Cost of Shares Redeemed	(631,091)	(251,880)
Net Increase in Net Assets from Shareholder Activity	9,613,747	2,225,676

Net Assets:
Net Increase in Net Assets	10,944,696	3,682,802
Beginning of Year	11,023,960	7,341,158
End of Year (Including accumulated undistributed net investment
income of $15,583 and $0, respectively)	$ 21,968,656	$ 11,023,960

Share Transactions:
Shares Sold	407,810	89,926
Shares Issued on Reinvestment of Dividends	24,162	29,345
Shares Redeemed	(29,137)	(12,188)
Net Increase in Shares	402,835	107,083
Outstanding at Beginning of Year	502,430	395,347
Outstanding at End of Year	905,265	502,430

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	4/30/2007	4/30/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 540,565	434,429
Net Realized Gain on Investments	45,849	4,299
Unrealized Appreciation (Depreciation) on Investments	39,388	(225,141)
Net Increase in Net Assets Resulting from Operations	625,802	213,587

Distributions to Shareholders:
Net Investment Income	(534,816)	(427,872)
Realized Gains	0	0
Net Change in Net Assets from Distributions	(534,816)	(427,872)

Capital Share Transactions:
Proceeds from Sale of Shares	769,408	1,605,633
Shares Issued on Reinvestment of Dividends	439,614	332,873
Cost of Shares Redeemed	(318,885)	(470,164)
Net Increase in Net Assets from Shareholder Activity	890,137	1,468,342

Net Assets:
Net Increase in Net Assets	981,123	1,254,057
Beginning of Year	10,040,372	8,786,315
End of Year (Including accumulated undistributed net investment	$ 11,021,495	$ 10,040,372
income of $18,436 and $12,687 respectively)

Share Transactions:
Shares Sold	75,865	159,323
Shares Issued on Reinvestment of Dividends	43,954	32,986
Shares Redeemed	(31,712)	(46,453)
Net Increase in Shares	88,107	145,856
Outstanding at Beginning of Year	1,006,428	860,572
Outstanding at End of Year	1,094,535	1,006,428

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	4/30/2007	4/30/2006	4/30/2005	4/30/2004	4/30/2003

Net Asset Value, at Beginning of Year	$ 21.94	$ 18.57	$ 17.62	$ 13.94	$ 17.25

Income From Investment Operations:
Net Investment Income (Loss) *	0.13	0.03	0.08	(0.02)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	3.27	4.80	1.65	3.72	(3.32)
Total from Investment Operations	3.40	4.83	1.73	3.70	(3.30)

Distributions (From Net Investment Income)	(0.11)	(0.06)	(0.06)	(0.02)	0.00
Distributions (From Capital Gains)	(0.96)	(1.40)	(0.72)	0.00	(0.01)
Total Distributions	(1.07)	(1.46)	(0.78)	(0.02)	(0.01)

Net Asset Value, at End of Year	$ 24.27	$ 21.94	$ 18.57	$ 17.62	$ 13.94

Total Return **	15.86%	26.77%	10.01%	26.55%	(19.11)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 21,969	$ 11,024	$ 7,341	$ 6,596	$ 5,278
Before Waivers
Ratio of Expenses to Average Net Assets	1.66%	1.76%	2.01%	2.05%	2.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.43%	(0.12)%	(0.10)%	(0.66)%	(0.71)%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59%	0.13%	0.41%	(0.12)%	0.16%
Portfolio Turnover	19.46%	21.97%	47.54%	46.42%	54.64%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	4/30/2007	4/30/2006	4/30/2005	4/30/2004	4/30/2003

Net Asset Value, at Beginning of Year	$ 9.98	$ 10.21	$ 10.12	$ 9.90	$ 9.23

Income From Investment Operations:
Net Investment Income *	0.53	0.49	0.45	0.52	0.57
Net Gain (Loss) on Securities (Realized and Unrealized)	0.08	(0.24)	0.09	0.22	0.67
Total from Investment Operations	0.61	0.25	0.54	0.74	1.24

Distributions (From Net Investment Income)	(0.52)	(0.48)	(0.45)	(0.52)	(0.57)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	0.00
Total Distributions	(0.52)	(0.48)	(0.45)	(0.52)	(0.57)

Net Asset Value, at End of Year	$ 10.07	$ 9.98	$ 10.21	$ 10.12	$ 9.90

Total Return **	6.27%	2.43%	5.42%	7.61%	14.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,021	$ 10,040	$ 8,786	$ 8,451	$ 8,158
Before Waivers
Ratio of Expenses to Average Net Assets	1.66%	1.67%	1.68%	1.64%	1.72%
Ratio of Net Investment Income to Average Net Assets	4.71%	4.28%	3.79%	4.61%	5.48%
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	5.27%	4.85%	4.36%	5.15%	6.11%
Portfolio Turnover	15.04%	14.61%	1.76%	10.15%	37.26%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of the financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007

Note 1. Organization

The Croft-Leominster Value Fund (the “Value Fund”) and the Croft-Leominster Income Fund (the “Income Fund”), managed portfolios of the Croft Funds Corporation (the “Corporation”), are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies.  The Value Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Croft-Leominster Income Fund seeks a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation: The Funds’ portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Funds’ portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost.  The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Funds’ net asset value.

Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Funds are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities trade on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the Funds’ financial statements and has not yet been determined.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. There were no reclassifications for the year ended April 30, 2007.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and rates.

Fair Value Measurements: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of April 30, 2007, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Croft-Leominster Inc. (the “Advisor”) as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the year ended April 30, 2007, the Advisor earned fees from the Value Fund of $114,456 before the reimbursement described below.  Through August 30, 2007, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions and extraordinary expenses) of the Value Fund’s average net assets.   For the year ended April 30, 2007, the Advisor waived $20,434 of the advisory fee from the Value Fund.  At April 30, 2007 the Fund owed the Advisor an amount of $19,765.

For the year ended April 30, 2007, the Advisor earned fees from the Income Fund of $80,996 before the reimbursement described below.  Through April 30, 2007, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Income Fund’s average net assets.  For the year ended April 30, 2007, the Advisor waived $57,467 of the advisory fee from the Income Fund. At April 30, 2007 the Fund owed the Adviser an amount of $15,483.

Pursuant to a plan of Distribution, the Funds may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee for the Funds on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

A director and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At April 30, 2007, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value and the Croft-Leominster Income Fund), and paid-in capital amounted to $11,245,513 for the Income Fund and $17,468,469 for the Value Fund.

Note 5. Investments

Croft Value Fund

For the year ended April 30, 2007, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $10,757,495 and $2,133,338, respectively. For federal income tax purposes, as of April 30, 2007, the gross unrealized appreciation for all securities totaled $4,308,751 and the gross unrealized depreciation for all securities totaled $58,840, for a net unrealized appreciation of $4,249,911.  The aggregate cost of securities for federal income tax purposes at April 30, 2007 was $17,709,373.

Croft Income Fund

For the year ended April 30, 2007, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $1,380,234 and $895,643, respectively. For the year ended April 30, 2007, the cost of purchases and the proceeds from the sales of U.S. Government securities, aggregated $1,480,069 and $0, respectively. For federal income tax purposes, as of April 30, 2007, the gross unrealized appreciation for all securities totaled $401,176 and the gross unrealized depreciation for all securities totaled $67,440, for a net unrealized appreciation of $333,736.  The aggregate cost of securities for federal income tax purposes at April 30, 2007 was $10,521,305.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 6. Distributions to Shareholders

CROFT VALUE FUND

The tax character of distributions paid during the fiscal years ended April 30, 2007 and 2006 were as follows:

Distributions paid from:                                       4/30/2007                   4/30/2006

Undistributed Net Investment Income                     $56,952                  $   25,396

Short-Term Capital Gain                                           16,287                     154,751

Long-Term Capital Gain                                         486,875                     427,908

                                                                               $560,114                  $ 608,055

As of April 30, 2007 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Ordinary Income (Short Term Gain)                                                                                  $              14,890

Undistributed long-term capital gain/ (accumulated losses)                                                                235,386

Unrealized appreciation/ (depreciation)                                                                                          4,249,911

                                                                                                                                            $        4,500,187

There are no differences between book basis and tax-basis unrealized appreciation (depreciation).

CROFT INCOME FUND

The Income Fund makes quarterly income distributions. During the fiscal year ended April 30, 2007, distributions of $0.52 aggregating $534,816 were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2007 and 2006 were as follows:

Distributions from:	April 30, 2007	April 30, 2006
Ordinary Income	$534,816	$427,872
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$534,816	$427,872

As of April 30, 2007 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 18,436
Undistributed long-term capital gain/ (accumulated losses)	(566,158)
Unrealized appreciation/ (depreciation)	333,736
$(213,986)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 7. Capital Loss Carryforwards

At April 30, 2007, the Income Fund had available for federal income tax purposes an unused capital loss carryforward of $566,158 of which $405,313 expires in 2009, $139,760 expires in 2010, and $21,085 expires in 2011. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2 (a) 9 of the Act.  As of April 30, 2007 Jupiter and Company held approximately 40% of the voting securities of the Value Fund.

To The Shareholders and Board of Directors

Croft Funds Corporation

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation (the “Funds”), comprising the Croft-Leominster Value Fund and the Croft-Leominster Income Fund as of April 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to April 30, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the Funds’ custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the Croft Funds Corporation, as of April 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

June 13, 2007

CROFT-LEOMINSTER FUNDS
Expense Illustration
April 30, 2007 (Unaudited)

Expense Example

As a shareholder of the Croft Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	November 1, 2006	April 30, 2007	November 1, 2006 to April 30, 2007

Actual	$1,000.00	$1,131.77	$7.93
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	November 1, 2006	April 30, 2007	November 1, 2006 to April 30, 2007

Actual	$1,000.00	$998.82	$5.43
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.36	$5.48

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
[1]Kent G. Croft[2] Year of Birth: 1963	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	12 years
L. Gordon Croft[2] Year of Birth: 1932	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	Croft-Leominster Inc.	12 years
Phillip Vong Year of Birth: 1975	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	3 Years
George Russell Croft[2] Year of Birth: 1973	Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001	N/A	Croft Leominster Inc.	Elected June 2006

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
George D. Edwards, II1 Year of Birth: 1937	Director (and Chairman) of the Corporation. Past Chairman of the Board of the Omega Organization Inc., a financial services consulting firm, from 1995-2003. President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971-1995.	2	None	12 years (Chairman 8 years)
Charles Jay McLaughlin[1] Year of Birth: 1962	Director of the Corporation. President, Orion Safety Products as of January 1999. Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	8 years

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

APRIL 30, 2007

Information Regarding Proxy Voting

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Advisory Agreement Renewal

For the meeting held on June 26, 2006, the majority of the independent directors voted in-person to unanimously renew the Advisory agreement for another year.

For the investment performance of the Funds, the Directors reviewed information provided in a Report regarding each Fund’s performance for various periods since inception of the Fund compared to an appropriate index.  It was the consensus of the Directors that the Advisor had performed well in the area of portfolio management for the Funds.

As for the cost of the services provided by the Advisor, the Directors reviewed information regarding the cost of the services provided by the Advisor to the Funds, including information regarding salaries, overhead and other expenses of the Advisor.  The Directors reviewed the fees charged by the Advisor compared to other mutual funds and discussed the reasonableness of the Advisor fees.     The Board considered the fact that the Adivsor has been reimbursing expenses to maintain total expenses at current levels. The Directors concluded that the fees required by the Management Agreement were reasonable

As to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed information regarding the Advisor’s business operations and personnel.  The Directors also reviewed certifications from the Advisors regarding compliance with the Advisor’s code of ethics.  The Directors concluded that the nature and extent of services required of the Advisor were reasonable and consistent with the Board’s expectations.   The Directors concluded that the Advisor has the resources to provide high quality advisory services to the Funds.  The Board discussed various criteria in evaluating the Manager, including performance, fees, service, the lack of excessive profitability, and the opportunities for economies of scale.  Having come to the conclusion that the Advisor compared favorably based on all five criteria, and upon motion duly made, the Directors unanimously approved the continuance of the Investment Management Agreement between the Corporation and Croft-Leominster, Inc. for an additional year.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft-Leominster Funds. This report is not intended for distribution to prospective investors in these funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 21,000

FY 2007

$ 22,200

(b)

Audit-Related Fees

Registrant

FY 2006

$ 0

FY 2007

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2006

$ 2,620

FY 2007

$ 3,200

Nature of the fees:

Federal and State Tax Returns.  The 2007 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2006

$ 845

FY 2007

$ 0

Nature of the fees:

Out of pocket expenses and consents.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 3,465

FY 2007

$ 3,200

Part of the 2007 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 5, 2007

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 5, 2007

* Print the name and title of each signing officer under his or her signature.